Exhibit 10.21

FOURTEENTH AMENDMENT TO REVOLVING CREDIT
AND SECURITY AGREEMENT
This FOURTEENTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 13, 2017 by and among VIRCO MFG. CORPORATION, a Delaware corporation (“VMC”), VIRCO INC., a Delaware corporation (“Virco”, and together with VMC, “Borrowers” and, each individually, a “Borrower”), the financial institutions from time to time party to the Credit Agreement (as defined below) as lenders (collectively, “Lenders”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent for Lenders (PNC, in such capacity, “Agent”), with respect to the following:
Borrowers, Lenders and Agent have previously entered into that certain Revolving Credit and Security Agreement, dated as of December 22, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”).
Borrowers have requested that Agent and Lenders provide Borrower with an Equipment Loan and make certain other amendments to the Credit Agreement. Agent and Lenders are agreeable to the Borrowers’ requests but only on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Loan Documents and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
A.Definitions Incorporated. Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Credit Agreement, as amended hereby.
B.Amendments to the Credit Agreement. The Credit Agreement is, as of the Fourteenth Effective Date and subject to the satisfaction of the applicable conditions precedent set forth in Section C of this Amendment, hereby amended as set forth in Exhibit A, with all revisions to the Credit Agreement reflected in Exhibit A in redlined format. The amendments to the Credit Agreement and addition to the exhibits to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement, as applicable, are intended to be affected hereby.
C.Conditions Precedent. The obligations of Agent and Lenders hereunder, and this Amendment, will be effective on the date (the “Fourteenth Amendment Effective Date”) of satisfaction of each of the following conditions precedent, each in a manner in form and substance acceptable to Agent:
1.Amendment. Borrowers shall have delivered to Agent an executed original of this Amendment;
2.Equipment Note. Borrower shall have delivered to Agent an executed original of the Equipment Note in form attached hereto as Exhibit B;
3.Amendment to Fee Letter. Borrower shall have delivered to Agent an executed original of the First Amendment to the Fee Letter.
4.Flood Hazard Determinations. Agent shall have received flood hazard determinations acceptable to Agent for all Real Property described in a Mortgage;
5.Resolutions. Borrower shall have delivered to Agent executed corporate resolutions from each Borrower authorizing the terms of the Amendment;
6.Representations and Warranties. The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date, in which case each such representation and warranty shall be true and correct in all material respects as of such specific date;
7.No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
8.Fee. Borrowers shall have delivered to Agent in immediately available funds an amendment fee in the amount of $12,500; and
9.Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Agent and its counsel.
D.Representations and Warranties. To induce Lenders and Agent to enter into this Amendment, each Borrower represents and warrants to Lenders and Agent as of the date hereof as follows:
1.Such Borrower has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder. This Amendment has been duly executed and delivered by such Borrower and the Credit Agreement, as amended by this Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (i) are within such Borrower’s powers, have been duly authorized by all necessary company action, are not in contravention of law or the terms of such Borrower’s by-laws, certificate of incorporation, or other applicable documents relating to such Borrower’s formation or to the conduct of such Borrower’s business or of any material agreement or undertaking to which such Borrower is a party or by which such Borrower is bound, (ii) will not conflict with or violate any law or regulation, or any judgment, order, writ, injunction or decree of any court or Governmental Body, (iii) will not require the Consent of any Governmental Body or any other Person, except those Consents which will have been duly obtained, made or compiled prior to date hereof and which are in full force and effect, and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Borrower under the provisions of any material agreement, charter document, instrument, by-law or other instrument to which such Borrower is a party or by which it or its property is a party or by which it may be bound.
2.After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case each such representation and warranty is true and correct in all material respects as of such specific date, and no Default or Event of Default has occurred and is continuing.
E.Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect in accordance with their respective terms and are hereby ratified, reaffirmed and confirmed by Borrowers.
F.Events of Default. Any failure to comply with the terms of this Amendment will constitute an Event of Default under the Credit Agreement.
G.Integration. This Amendment, together with the Credit Agreement and the Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
H.Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
I.Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or Lenders to amend or otherwise modify any of the provisions of the Credit Agreement and this Amendment shall have no binding force or effect until the Fourteenth Amendment Effective Date.
J.Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
K.Governing Law. This Amendment is a Loan Document and is governed by the Applicable Law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance on, among other things, Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other Applicable Law.
L.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Lenders, Agent, and all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent.
M.Attorneys’ Fees; Costs. Borrowers agree to promptly pay, upon written demand, all reasonable and documented attorneys’ fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.
N.Jury Trial Waiver. To the extent not prohibited by applicable law, each party to this Amendment hereby expressly waives any right to trial by jury of any claim, demand, action, or cause of action 1. arising under this Amendment or any other instrument, document, or agreement executed or delivered in connection herewith, or 2. in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Amendment or any other instrument, document, or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise and each party hereto hereby consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury, and that any party to this Amendment may file an original counterpart or a copy of this Section with any court as written evidence of the consents of the parties hereto to the waiver of their right to trial by jury. Without limiting the applicability of any other provision of the Credit Agreement, the terms of Article XII of the Credit Agreement, INCLUDING WITHOUT LIMITATION SECTION 12.3, shall apply to this Amendment.
O.Total Agreement. This Amendment, the Credit Agreement, and the other Loan Documents contain the entire understanding among Borrowers, Lenders and Agent and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties, or guarantees not herein contained and hereinafter made have no force and effect unless in writing, signed by Borrowers’ and Agent’s respective officers. Neither this Amendment nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled, or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Borrower acknowledges that it has been advised by counsel in connection with the execution of this Amendment and the other Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

VIRCO MFG. CORPORATION,
a Delaware corporation, as a Borrower
By: _____/s/Robert E. Dose_______

Name:	Robert E. Dose

Title:	Vice President
VIRCO INC.,
a Delaware corporation, as a Borrower
By: _____/s/Robert E. Dose_______

Name:	Robert E. Dose

Title:	Vice President
PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent
By: _____/s/Jeanette Vandenbergh___

Name:	Jeanette Vandenbergh
Title:      Senior Vice President

EQUIPMENT NOTE

$2,500,000                                        March 13, 2017

This EQUIPMENT NOTE (this “Note”) is executed and delivered under and pursuant to the terms of that certain Revolving Credit and Security Agreement, dated as of December 22, 2011 (as such agreement may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”), among VIRCO MFG. CORPORATION, a corporation organized under the laws of the State of Delaware (“VMC”), VIRCO INC., a corporation organized under the laws of the State of Delaware (“Virco” and, together with VMC and each Person that becomes a party hereto pursuant to Section 7.12 as a borrower, each a “Borrower”, and collectively “Borrowers”), the Persons from time to time party hereto pursuant to Section 7.12 as a guarantor, the financial institutions that are now or that hereafter become a party hereto (collectively, “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent for Lenders (PNC, in such capacity, “Agent”). Initially capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.
FOR VALUE RECEIVED, Borrowers hereby promise to pay to the order of PNC Bank, national association, at the office of Agent specified in the Credit Agreement or at such other place as Agent may from time to time designate, in accordance with the Credit Agreement, to Borrowing Agent in writing:
(i)    the principal sum of $2,500,000, or such other amount thereof as may be from time to time advanced under the Equipment Loans and pursuant to the terms of the Credit Agreement (the “Principal Amount”), subject to acceleration upon the occurrence of an Event of Default or earlier termination of the Credit Agreement pursuant to the terms thereof; and

(ii)    interest on the Principal Amount of this Note from time to time outstanding until such Principal Amount is paid in full at the applicable Equipment Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by Applicable Law. During the existence of an Event of Default, at the option of Agent or the Required Lenders, interest shall be payable at the Default Rate.

This Note is an Equipment Note under and as defined in the Credit Agreement and is secured by the Liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents, and is subject to all of the agreements, terms, and conditions therein contained.
This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.
If an Event of Default under Section 10.6 of the Credit Agreement occurs, this Note shall immediately become due and payable, without notice on demand, together with reasonable attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof and if any other Event of Default occurs, this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice on demand, in each case together with expenses and costs as provided in the Credit Agreement.
This Note shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. This governing law election has been made in reliance of the Applicable Law. Borrowers hereby irrevocably consent to the non-exclusive jurisdiction of any state or federal court located in the County of New York, State of New York in any and all actions and proceedings whether arising hereunder, under the Credit Agreement, any Other Document or undertaking. Borrowers waive any objection to improper venue and forum non-conveniens to proceedings in any such court and all rights to transfer for any reason. Without limiting the applicability of any other provision of this Note, the terms of Section 12.3 of the Credit Agreement shall apply to this Note, mutatis mutandis.

Borrowers expressly waive any presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice of any kind except as expressly provided in the Credit Agreement.
IN WITNESS WHEREOF, each Borrower has duly executed this Note as of the date first written above.

VIRCO MFG. CORPORATION,
a Delaware corporation, as a Borrower
By: _____/s/Robert E. Dose_______

Name:	Robert E. Dose

Title:	Vice President
VIRCO INC.,
a Delaware corporation, as a Borrower
By: _____/s/Robert E. Dose_______

Name:	Robert E. Dose

Title:	Vice President
PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent
By: _____/s/Jeanette Vandenbergh___

Name:	Jeanette Vandenbergh
Title:      Senior Vice President